                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                                  CONSOLIDATED
                                  FIRST QUARTER

                                      1Q `02            1Q `01            % CHG.
--------------------------------------------------------------------------------
TOTAL SALES                         $ 12,169.3          $11,345.1           7%
                                    ----------          ---------

TOTAL COSTS, EXPENSES, & OTHER      $  9,847.8          $ 8,977.6
                                    ----------          ---------
    Materials & Production             7,980.7            7,046.5
    Marketing & Administrative         1,464.8            1,506.2
    Research & Development               530.3              547.4
    Equity Income From Affiliates       (171.8)            (178.6)
    Other (Income)/Expense, Net           43.8               56.1




PRE-TAX INCOME                       $ 2,321.5          $ 2,367.5

TAXES                                $   696.5          $   710.2
TAX RATE                                 30.0%              30.0%

NET INCOME                           $ 1,625.0          $ 1,657.3         -2%

EPS - ASSUMING DILUTION                  $0.71              $0.71          0%

AVG. # SHARES - ASSUMING DILUTION      2,294.8            2,345.9

                                     1Q `02      % CHG.      VOL       PX      FX
                                    --------     ------      ----     ----    ----
TOTAL SALES                         $ 12,170         7%         3        5      -1
                                    --------      ----       ----     ----    ----

    Total Pharmaceutical Sales         4,865        -2%         3       -2      -3
                                    --------      ----       ----     ----    ----
        U.S.                           3,140         0%         1       -1       0
        Foreign                        1,725        -5%         7       -3      -9

    Other Medco Sales                  7,305        14%

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              ADDITIONAL DISCLOSURE
                              CORE PHARMA BUSINESS
                                  FIRST QUARTER

                                      1Q `02           1Q `01            % CHG.
--------------------------------------------------------------------------------
TOTAL SALES                         $  4,802.4       $ 4,895.9            -2%
                                    ----------       ----------


TOTAL COSTS, EXPENSES, & OTHER      $  2,589.3       $ 2,616.2
                                    ----------       ---------

    Materials & Production               864.1           862.7
    Marketing & Administrative         1,343.3         1,375.1
    Research & Development               530.3           547.4
    Equity Income From Affiliates       (171.8)         (178.6)
    Other (Income)/Expense, Net           23.4             9.6




PRE-TAX INCOME                       $ 2,213.1       $ 2,279.7            -3%


TAXES                                $   655.1       $   663.4
TAX RATE                                  29.6%           29.1%


NET INCOME                           $ 1,558.0       $ 1,616.3            -4%
--------------------------------------------------------------------------------

The above table reflects financial results for Merck & Co., Inc. on a stand-alone basis, excluding the results of Merck-Medco operations. Included in the above amounts are the necessary adjustments relating to transactions between Merck and Merck-Medco to put Merck on a stand-alone basis. Accordingly, the stand-alone financial results of Merck (excluding Merck-Medco) and Merck-Medco, when combined, are not reflective of Merck's consolidated financial results.

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  FIRST QUARTER
                                      2002

================================================================================

OTHER (INCOME)/EXPENSE, NET

                                                        ------------------------
                                                         1Q `02          1Q `01
          ----------------------------------------------------------------------
          INTEREST INCOME                               $ (98.4)       $ (136.1)
          INTEREST EXPENSE                                 95.3           110.7
          EXCHANGE (GAINS)/LOSSES                          (2.7)          (12.6)
          MINORITY INTERESTS                               50.7            85.2
          AMORTIZATION OF GOODWILL AND INTANGIBLES         51.4            80.6
          Other, net                                      (52.5)          (71.7)
                                                        ------------------------
          TOTAL                                         $  43.8        $   56.1
          ----------------------------------------------------------------------

================================================================================

JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a "NET" basis, rounded to the nearest $5 million.

                                                       -------------------------
          MERIAL                                       1Q `02             1Q `01
          ----------------------------------------------------------------------
          IVOMEC, HEARTGARD, other avermectins          $ 100             $ 110
          FRONTLINE                                       120               115
          Biologicals                                      85                80
          Other Animal Health                              45                45
          Poultry Genetics                                 50                50
                                                        ------------------------
          TOTAL MERIAL SALES                            $ 400             $ 400
          ----------------------------------------------------------------------

                                                       -------------------------
          AVENTIS PASTEUR-MSD                           1Q `02            1Q `01
          ----------------------------------------------------------------------
          HEPATITIS VACCINES                            $ 15              $  25
          VIRAL VACCINES                                   5                 15
          Other Vaccines                                  70                 65
                                                        ------------------------
          TOTAL AP-MSD SALES                            $ 90              $ 105
          ----------------------------------------------------------------------

================================================================================

                                                                   Exhibit 99(b)

                                MERCK & CO., INC.
                              PRODUCT SALES DETAIL

                                   ====================================================================================
                                                                    1Q `02 vs. 1Q `01
                                   ====================================================================================
                                   TOTAL          TOTAL            U.S.           U.S.           FOREIGN        FOREIGN
       PRODUCT                     % CHG            $             % CHG             $             % CHG            $
-----------------------------------------------------------------------------------------------------------------------
VIOXX                               34%          $  650            37%          $  480             26%           $170
ARCOXIA                            N/M                5           N/M               --            N/M               5
VASOTEC / VASERETIC                -27%             190           -57%              15            -22%            175
PRINIVIL / PRINZIDE                -10%             330            -9%             310            -20%             20
COZAAR / HYZAAR                     19%             460            61%             225             -4%            235
MEVACOR                            -55%              65           -60%              50            -25%             15
ZOCOR                                6%           1,605             8%           1,130              2%            475
AGGRASTAT                          -17%              25           -33%              10              0%             15
SINGULAIR                           57%             470            65%             380             29%             90
MAXALT                              45%              80            33%              60            N/M              20
PROPECIA                             0%              50           -33%              20             50%             30
PROSCAR                              0%             125             0%              60              0%             65
PRIMAXIN                           -14%             125           -25%              30            -10%             95
INVANZ                             N/M                5           N/M                5            N/M              --
CANCIDAS                           N/M               15           N/M               10            N/M               5
PEPCID                             -92%              15           -94%              10            -67%              5
FOSAMAX                             60%             560            76%             430             24%            130
CRIXIVAN/STOCRIN                   -44%              70           -38%              25            -47%             45
TIMOPTIC/TIMOPTIC XE               -33%              40           -33%              10            -33%             30
TRUSOPT/COSOPT                      -5%              90           -27%              40             25%             50
HEPATITIS VACCINES                 -39%              55           -38%              50            -50%              5
VIRAL VACCINES                     -28%              90           -23%              85            -67%              5
OTHER VACCINES                     -60%              10           N/M                5            N/M               5
-----------------------------------------------------------------------------------------------------------------------

NOTE: Product sales rounded to the nearest $5 million.
N / M - Not Meaningful